Rule 497(d)

                                     FT 788

               Supplement to the Prospectus dated January 5, 2004

         Notwithstanding anything to the contrary in the Prospectus, Unit holders will pay a maximum sales charge of 2.45%, 2.20%, 1.95% and 1.40% of the Public Offering Price per Unit on purchases of $100,000 but less than $250,000, $250,000 but less than $500,000, $500,000 but less than $1,000,000, and
$1,000,000 or more, respectively. On purchases of $1,000,000 or more using redemption or termination proceeds, the maximum sales charge will be limited to 1.40% of the Public Offering Price.

         Dealers and other selling agents will receive a concession of 1.75%, 1.50%, 1.25%, .75% of the Public Offering Price per Unit for purchases of $100,000 but less than $250,000, $250,000 but less than $500,000, $500,000 but less than $1,000,000, and $1,000,000 or more, respectively.

February 4, 2004